EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of California Resources Corporation, a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of May 25, 2021.

AF V Energy IV AIV 1A, L.P.

By:	ACOF Investment Management llc
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AF V Energy IV AIV 1B, L.P.

By:	ACOF Investment Management llc
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AF V Energy IV AIV 2, L.P.

By:	ACOF Investment Management llc
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AEOF ECR AIV A-B, L.P.

By:	ACOF Investment Management llc
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AEOF ECR AIV C, L.P.

By:	ACOF Investment Management llc
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

AF energy feeder, l.p.

By:	ACOF Investment Management llc
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ACOF Investment Management llc

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

SSF IV Energy I AIV 1A, L.P.

By:	ASSF Operating Manager IV, L.P.
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

SSF IV Energy I AIV 1B, L.P.

By:	ASSF Operating Manager IV, L.P.
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

SSF IV Energy I AIV 2, L.P.

By:	ASSF Operating Manager IV, L.P.
Its:	Manager

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ASSF Operating Manager IV, L.P.

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT LLC

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT HOLDINGS L.P.

By:	ARES HOLDCO LLC
Its:	General Partner

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES HOLDCO LLC

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT CORPORATION

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES MANAGEMENT GP LLC

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES VOTING LLC

By:	ARES PARTNERS HOLDCO LLC
Its:	Sole Member

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory

ARES PARTNERS HOLDCO LLC

/s/Naseem Sagati Aghili
	By:	Naseem Sagati Aghili
	Its:	Authorized Signatory